SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report May 12, 2000
                                        ------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   1-3950                               38-0549190
                   ------                               ----------
          (Commission File Number)          (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                   48126
 --------------------------------------                   -----
 (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------
     Our news release dated May 12, 2000 concerning our planned European restructuring actions, and our new release dated May 23, 2000 concerning our planned acquisition of Land Rover from BMW, filed as Exhibits 20.1 and 20.2 to this Current Report on Form 8-K, are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation              Description                     Method of Filing
-----------              -----------                     ----------------

Exhibit 20.1             News Release                   Filed with this Report
                         dated May 12, 2000

Exhibit 20.2             News Release                   Filed with this Report
                         dated May 23, 2000


                                    SIGNATURE
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               -----------------------------
                                               (Registrant)


Date:  May 24, 2000                          By: /s/ Kathryn S. Lamping
                                                   -------------------------
                                                   Kathryn S. Lamping
                                                   Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------

DESIGNATION                   DESCRIPTION
-----------                   -----------

Exhibit 20.1                  News Release dated
                              May 12, 2000

Exhibit 20.2                  News Release dated
                              May 23, 2000